PHSB Financial Corporation     Contact: James P. Wetzel, Jr.
Beaver Falls, Pennsylvania                President and Chief  Executive Officer
                                        Richard E. Canonge
                                          Chief Financial Officer
                                        (724) 846-7300


                              FOR IMMEDIATE RELEASE
                                                                   July 11, 2003



                           PHSB FINANCIAL CORPORATION
           ANNOUNCES CASH DIVIDEND AND JUNE 30, 2003 OPERATING RESULTS

     Beaver Falls, Pennsylvania (Nasdaq National Market - "PHSB") PHSB Financial Corporation (the "Company"), announced today that the Company's Board of Directors has declared a quarterly cash dividend of $ .10 per share. The cash dividend will be paid to stockholders of record as of July 24, 2003, on or about August 7, 2003.

     President Wetzel stated that the cash dividend is a result of the continued profitability of the Company and the Bank and our commitment to enhance stockholder value. In addition, the Company repurchased 122,703 treasury shares during the six month period ended June 30, 2003, at an average cost of $16.98 per share.

     The Company also announced today operating results for the six months ended June 30, 2003. Net income for the six months ended June 30, 2003 was $1,318,000, or $.49 basic and $.47 diluted earnings per share, compared to $1,387,000 or $.43 basic and diluted earnings per share, for the six months ended June 30, 2002.

     Total assets at June 30, 2003 of $320.8 million represented a decrease of $24.7 million or 7.1% from December 31, 2002. This decrease was primarily due to decreases in loans and securities of $17.9 million and $12.2 million, partially offset by an increase in cash and interest-bearing deposits of $6.2 million.

     The Company's wholly owned subsidiary, Peoples Home Savings Bank, operates through its administrative office and ten full service offices in Beaver and Lawrence Counties, Pennsylvania.

     Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                           PHSB FINANCIAL CORPORATION
                     CONSOLIDATED BALANCE SHEET (UNAUDITED)


                                                                            June 30,        December 31,
                                                                             2003               2002
                                                                        --------------     -------------

ASSETS
Cash and amounts due from other institutions                            $    9,492,805     $   6,938,217
Interest-bearing deposits with other institutions                            4,886,056         1,283,752
                                                                        --------------     -------------
Cash and cash equivalents                                                   14,378,861         8,221,969
Investment securities:
       Available for sale                                                   36,115,478        27,233,227
       Held to maturity (market value $ 9,256,437
          and $19,611,078)                                                   8,911,722        19,274,753
Mortgage - backed securities:
       Available for sale                                                   27,711,463        44,137,225
       Held to maturity (market value $ 77,342,473
          and $71,826,914)                                                  76,092,985        70,346,358
Loans (net of allowance for loan losses of $1,712,428
       and $1,683,596)                                                     147,840,533       165,668,214
Accrued interest receivable                                                  1,293,867         1,998,773
Premises and equipment                                                       4,413,124         4,604,005
Federal Home Loan Bank stock                                                 3,380,600         3,620,300
Other assets                                                                   658,245           431,881
                                                                        --------------     -------------

             TOTAL ASSETS                                               $  320,796,878     $ 345,536,705
                                                                        ==============     =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                                                $  218,167,426     $ 232,366,672
Advances from Federal Home Loan Bank                                        52,880,000        61,007,800
Accrued interest payable and other liabilities                               2,404,964         2,802,061
                                                                         --------------     -------------

             Total liabilities                                             273,452,390       296,176,533
                                                                        --------------     -------------

Preferred stock, 20,000,000 shares authorized, none issued                           -                 -
Common stock, $.10 par value 80,000,000 shares authorized,
       3,515,388 and 3,497,109  shares issued                                  351,539           349,711
Additional paid in capital                                                  32,513,681        32,329,518
Retained earnings  -  substantially restricted                              24,294,631        23,571,132
Accumulated other comprehensive income                                       1,873,605         2,197,377
Unallocated ESOP shares (202,673 and 214,595 shares)                        -2,149,649        -2,276,111
Unallocated RSP shares (41,580 shares)                                        -644,906                 -
Treasury stock, at cost 594,060 and 471,357 shares)                         -8,894,413        -6,811,455
                                                                        --------------     -------------

             Total stockholders' equity                                     47,344,488        49,360,172
                                                                        --------------     -------------

             TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $  320,796,878     $ 345,536,705
                                                                        ==============     =============



                                                                            June 30,        December 31,
                                                                             2003               2002
                                                                        --------------     -------------
       Other Financial Condition Data:
             Stockholders equity to total assets                                 14.76%            14.29%
             Book value per share                                                16.21             16.31
             Non-performing assets                                      $      609,900     $     443,452
             Non-performing loans to total loans                                  0.41%             0.27%


                          PHSB FINANCIAL CORPORATION
                  CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)


                                                                    Three Months Ended June 30,       Six Months Ended June 30,
                                                                        2003            2002             2003           2002
                                                                    ------------    -----------     -------------    -----------


INTEREST AND DIVIDEND INCOME
      Loans:
          Taxable                                                    $ 2,506,679    $ 2,590,386      $  5,106,914    $ 5,213,613
          Exempt from federal income tax                                 314,660        103,223           625,074        203,134
      Investment securities:
          Taxable                                                        203,899        437,576           442,807        812,405
          Exempt from federal income tax                                 149,640        301,257           338,236        587,188
      Mortgage - backed securities                                     1,280,670      1,516,097         2,721,329      2,966,859
      Interest - bearing deposits with other institutions                 16,068         31,715            26,237         99,739
                                                                      ----------     ----------       -----------    -----------
               Total interest and dividend income                      4,471,616      4,980,254         9,260,597      9,882,938
                                                                      ----------     ----------       -----------    -----------

INTEREST EXPENSE
      Deposits                                                         1,555,383      1,590,163         3,156,830      3,231,010
      Advances from Federal Home Loan Bank                               717,378        794,439         1,454,219      1,523,997
                                                                      ----------     ----------       -----------    -----------
               Total interest expense                                  2,272,761      2,384,602         4,611,049      4,755,007
                                                                      ----------     ----------       -----------    -----------

               Net interest income                                     2,198,855      2,595,652         4,649,548      5,127,931

PROVISION FOR LOAN LOSSES                                                180,000        180,000           370,000        360,000
                                                                      ----------     ----------       -----------    -----------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                    2,018,855      2,415,652         4,279,548      4,767,931
                                                                      ----------     ----------       -----------    -----------

NONINTEREST INCOME
      Service charges on deposit accounts                                184,083        152,954           344,303        297,203
      Investment securities gains, net                                   366,820         44,561           542,964         49,960
      Rental income, net                                                  25,500         18,156            51,000         41,483
      Other income                                                        68,206         71,403           136,587        130,937
                                                                      ----------     ----------       -----------    -----------
               Total noninterest income                                  644,609        287,074         1,074,854        519,583
                                                                      ----------     ----------       -----------    -----------

NONINTEREST EXPENSE
      Compensation and employee benefits                               1,016,776        931,234         2,080,787      1,840,350
      Occupancy and equipment costs                                      309,265        354,997           668,183        706,587
      Data processing costs                                               50,657         48,860            98,667         98,018
      Other expenses                                                     434,307        399,609           836,482        778,465
                                                                      ----------     ----------       -----------    -----------
               Total noninterest expense                               1,811,005      1,734,700         3,684,119      3,423,420
                                                                      ----------     ----------       -----------    -----------

Income before income taxes                                               852,459        968,026         1,670,283      1,864,094
Income taxes                                                             186,554        243,000           352,554        477,000
                                                                      ----------     ----------       -----------    -----------

               NET INCOME                                             $  665,905     $  725,026       $ 1,317,729    $ 1,387,094
                                                                      ==========     ==========       ===========    ===========

Earnings Per Share
      Basic                                                          $     $0.25    $     $0.23      $      $0.49    $     $0.43
      Diluted                                                        $     $0.24    $     $0.23      $      $0.47    $     $0.43

Weighted average number of shares outstanding
      Basic                                                            2,671,320      3,130,855         2,708,768      3,192,531
      Diluted                                                          2,757,061      3,180,441         2,784,040      3,239,314

Financial ratios (annualized)
      Return on average assets                                             0.78%          0.88%             0.77%          0.85%
      Return on average equity                                             5.64%          5.60%             5.52%          5.28%
      Net interest margin                                                  2.65%          3.22%             2.79%          3.22%

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